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                   SECURITY EQUITY LIFE INSURANCE COMPANY
                  SECURITY EQUITY LIFE SEPARATE ACCOUNT 13

                        SUPPLEMENT DATED MAY 22, 2003
                                     TO
                        PROSPECTUS DATED MAY 1, 2003



Except as described below, effective as of May 1, 2003, the VIP Index 500 Portfolio of Fidelity Investment Variable Insurance Products is no longer available for new allocations of premiums and transfers of Policyholder's Account values.

Notwithstanding this termination, Policyholders who are allocating all or a portion of their premiums to the VIP Index 500 Portfolio as of May 1, 2003 shall have a transition period in order to change their allocation election. This transition period will continue at least through the end of the period for solicitation of votes for approval of the substitution of shares of the MetLife Stock Index Portfolio for shares of the VIP Index 500 Portfolio (see below). During this transition period such Policyholders may continue their current allocation to the VIP Index 500 Portfolio. However, if the proposed substitution is not approved and if at the end of this transition period a Policyholder has not made an election to re-allocate his or her premiums to another Fund, Security Equity Life will allocate the Policyholder's premiums to the State Street Research Money Market Portfolio of the Metropolitan Series Fund until it receives a further election from the Policyholder.

INFORMATION ON THE PROPOSED SUBSTITUTION. In October 2002, Security Equity Life and several other applicants filed an application with the Securities and Exchange Commission seeking an order approving the substitution of shares of the Metropolitan Series Fund, Stock Index Portfolio for shares of the VIP Index 500 Portfolio held by corresponding subaccounts of the Separate Account. The proposed substitution will not be carried out unless Policyholders of Contracts representing a requisite amount of Contract Value invested in the VIP Index 500 Portfolio approve the substitution. Policyholders should refer to the Voting Information Statement, dated March 31, 2003 for further information.

Security Equity Life is in the process of soliciting Policyholders to obtain the necessary votes for approval. The original solicitation period for such approvals was to end April 24, 2003. However, in accordance with the information in the Voting Information Statement, the solicitation period is being extended by Security Equity for an additional 60-day period. Security Equity Life reserves the right to further extend the solicitation period.

INFORMATION ON THE VIP INDEX 500 PORTFOLIO. The VIP Index 500 Portfolio of Fidelity Investment Variable Insurance Products Fund is advised by Fidelity Management & Research Co. and its investment objective is to seek investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500(SM) Index (S&P 500(R)). As of December 31, 2002 the Fund's total annual operating expense ratios for the Initial Class amounted to: management fees, 0.24%; other expenses, 0.09%; and total expenses, 0.33% (after reimbursement by FMR, the net total operating expense ratio amounted to 0.28%).